Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-31615.


                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
     April 28, 1999